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EX-23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-32547; 333-26045; 33-16077; 33-42352; 33-55123;
33-64683; 333-07177 and 333-56373) of Teradyne, Inc. of our report dated January 15, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                       PricewaterhouseCoopers LLP


Boston, Massachusetts
March 26, 2001